UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

Medytox Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54346	90-0902741
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. Australian Avenue Suite 800 West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

561-855-1626
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On September 24, 2015, Medytox Solutions, Inc. (the “Company”) issued a press release announcing the Company’s Special Meeting of its Stockholders to be held October 28, 2015. A copy of the press release is filed as Exhibit 99.1 to this report.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 24, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDYTOX SOLUTIONS, INC.

Dated: September 24, 2015	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer (principal executive officer)

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EXHIBIT INDEX

NUMBER	EXHIBIT
99.1	Press release, dated September 24, 2015.

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